SUMMARY PROSPECTUS

Lord Abbett
AMT Free Municipal Bond Fund

FEBRUARY 1, 2014

CLASS/TICKER
CLASS A	LATAX	CLASS F	LATFX
CLASS C	LATCX	CLASS I	LMCIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated February 1, 2014, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 102 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F and I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I

Management Fees	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	0.94%(3)	0.10%	None

Other Expenses	0.17%	0.17%	0.17%	0.17%

Total Annual Fund Operating Expenses	0.87%	1.61%	0.77%	0.67%

Fee Waiver and/or Expense Reimbursement(4)	(0.27%)	(0.27%)	(0.27%)	(0.27%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.60%	1.34%	0.50%	0.40%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period February 1, 2014 through January 31, 2015, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.40%. Shareholders will incur actual total annual operating expenses less than or equal to 0.40% plus the amount of any applicable 12b-1 fee and interest related expenses. This agreement may be terminated only by the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year period for Class C shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

SUMMARY – AMT FREE MUNICIPAL BOND FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$285	$470	$670	$1,249	$285	$470	$670	$1,249

Class C Shares	$236	$482	$851	$1,888	$136	$482	$851	$1,888

Class F Shares	$51	$219	$401	$929	$51	$219	$401	$929

Class I Shares	$41	$187	$346	$809	$41	$187	$346	$809

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

For purposes of its investment objective, the Fund uses the volatility of the Barclays Municipal Bond Index as an approximation of reasonable risk. To pursue its objective, under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest exempt from federal income tax. As a non- fundamental policy, the Fund will not invest in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”). Under normal conditions, the Fund invests primarily in investment grade municipal bonds. Investment grade municipal bonds are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality.

The Fund may invest up to 35% of its net assets in municipal bonds rated BB/Ba or lower (at the time of purchase) by an independent rating agency or unrated but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, and municipal leases. Municipal bond issuers may be U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities.

Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest subject to federal income tax, the Fund presently has no intention of investing in this manner. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their political subdivisions. The Fund may invest in both insured and uninsured municipal bonds.

SUMMARY – AMT FREE MUNICIPAL BOND FUND

The Fund may use inverse floaters, which is a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. These investments are intended to increase the Fund’s income and potential investment return and are speculative. The Fund also may invest in other types of derivatives, such as futures, for speculative, hedging, or duration management purposes.

The Fund’s dollar-weighted average maturity generally is expected to be between ten and twenty-five years, but will vary with market conditions.

The Fund’s investment team focuses on credit risk analysis, tax exempt income yield, total return potential, interest rate risk, and call protection in selecting municipal bonds. The Fund generally will sell a security when it believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program, for example.

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest.

SUMMARY – AMT FREE MUNICIPAL BOND FUND

Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may have to reinvest the prepayment proceeds in lower yielding securities.

•

Concentration Risk – The Fund may concentrate its investments in issuers within a particular state, territory or possession, which may expose the Fund’s assets to negative economic, business or political developments in such region. This focus may adversely affect the value of the Fund’s investments more than if such assets were not so concentrated.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

SUMMARY – AMT FREE MUNICIPAL BOND FUND

•

Industry Risk – Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g. companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•

State and Territory Risks – Although the Fund does not have a specific geographic focus, from time to time, the Fund may be more exposed to risks affecting a particular state, territory (such as Puerto Rico), or region. As a result, adverse economic conditions in that state, territory, or region are likely to affect the Fund’s performance.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-

SUMMARY – AMT FREE MUNICIPAL BOND FUND

exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to regular federal income tax), there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, the returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’11 +5.67%	Worst Quarter 2nd Q ’13 -4.83%

SUMMARY – AMT FREE MUNICIPAL BOND FUND

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	Life of Class	Inception Date for Performance

Class A Shares			10/29/2010

Before Taxes	-8.84%	3.06%

After Taxes on Distributions	-8.85%	3.06%

After Taxes on Distributions and Sale of Fund Shares	-3.51%	3.34%

Class C Shares	-8.26%	3.01%	10/29/2010

Class F Shares	-6.65%	3.91%	10/29/2010

Class I Shares	-6.57%	4.05%	10/29/2010

Index

Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.55%	3.25%	10/29/2010

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2010

SUMMARY – AMT FREE MUNICIPAL BOND FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to regular federal income tax or the federal individual AMT; however the Fund may distribute taxable dividends, as well as taxable distributions of short-term and long-term capital gains. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – AMT FREE MUNICIPAL BOND FUND

NOTES:

Investment Company Act File Number: 811-03942

00106550 AMTMB-7SUM (2/14)